Exhibit 10.2

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

The purpose of the VIZIO, Inc. 2007 Incentive Award Plan is to promote the success and enhance the value of VIZIO, Inc., a California corporation, by linking the personal interests of the members of the Board, Employees and Consultants, to those of the Company’s shareholders and by providing such individuals with an incentive for performance to generate returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the operation of the Company and its Subsidiaries is largely dependent.

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

1.1 Definitions. The following words and phrases shall have the following meanings:

(a) “Administrator” means the Board, except that, if a committee is appointed pursuant to Section 10.1, the term “Administrator” shall mean such committee as to those duties, powers and responsibilities specifically conferred upon such committee.

(b) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

(c) “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means and includes any of the following transactions or events occurring on or after the Effective Date:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

                          (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

                          (B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

                          (C) an acquisition of voting securities pursuant to a transaction described in subsection (iii) below that would not be a Change in Control under subsection (iii);

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section 1.1(e): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii) of this Section 1.1(e)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, consolidation, reorganization, or business combination, a sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity, in each case, other than a transaction

                          (A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

                          (B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this paragraph (iii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

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(iv) the Company’s shareholders approve a liquidation or dissolution of the Company.

For purposes of subsection (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (iii) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

Notwithstanding the foregoing, a transaction shall not constitute a “Change in Control” if: (i) its sole purpose is to change the state of the Company’s incorporation; (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (iii) it constitutes the Company’s initial public offering of its securities.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

(g) “Committee” means a committee of the Board described in Article 10.

(h) “Common Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 9.

(i) “Company” means VIZIO, Inc., a California corporation.

(j) “Consultant” means any consultant or adviser if:

(1) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(2) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(3) The consultant or adviser is a natural person.

(k) “Disability” means permanent and total disability within the meaning of Section 22(e)(3) of the Code, as amended from time to time.

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(1) “Dividend Equivalents” means a right granted to a Participant pursuant to Section 7.1 to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock.

(m) “Effective Date” means the date of the initial adoption of the Plan by the Board.

( n ) “Eligible Individual” means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

(o) “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices for a share of the Common Stock on the date in question or, if there are no high bid and low asked prices for a share of the Common Stock on the date in question, the high bid and low asked prices for a share of the Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) If the Common Stock is neither listed on an established stock exchange nor regularly quoted by a recognized securities dealer, the Administrator shall determine the Fair Market Value for a share of the Common Stock in good faith by the reasonable application of a reasonable valuation method.

(r) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(s) “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Subsidiary) in a material manner. The foregoing definition shall not in any way preclude

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or restrict the right of the Company (or any Subsidiary) to discharge or dismiss any Participant or other person in the service of the Company (or any Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(t) “Non-Employee Director” means a member of the Board who is not an Employee.

(u) “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(v) “Option” means a right granted to a Participant pursuant to Article 4 of the Plan to purchase a specified number of shares of Common Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(w) “Participant’ means any Eligible Individual who, as a member of the Board, an Employee or a Consultant, has been granted an Award pursuant to the Plan.

(x) “Plan” means this VIZIO, Inc. 2007 Incentive Award Plan, as it may be amended from time to time.

(y) “Public Trading Date” means the first date upon which the issuer is subject to the reporting requirements of Section 13 or 15(d)(2) of the Exchange Act.

(z) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Article 5 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(aa) “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7.3.

(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(cc) “Section 409A Award” has the meaning set forth in Section 8.1.

(dd) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the exercise price specified for such number of shares of Common Stock, as set forth in the applicable Award Agreement.

(ee) “Stock Payment” means (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7.2.

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(ff) “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

(gg) “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, without limitation, the question of whether a Termination of Consultancy resulted from a discharge for Misconduct, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. For purposes of the Plan, the engagement of a Participant as a Consultant to a Subsidiary shall be deemed to be terminated in the event that the Subsidiary engaging such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off of the Company or any Subsidiary).

(hh) “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

(ii) “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, and (b) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for Misconduct, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off of the Company or any Subsidiary)

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ARTICLE 2

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares.

(a) Subject to Article 9, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be 116,210 shares.

(b) To the extent that an Award terminates, expires, or is cancelled or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If shares of Common Stock issued pursuant to Awards are forfeited by a Participant or repurchased by the Company pursuant to Section 4.4 or Section 5.3 hereof, such shares of Common Stock shall become available for future grant under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Award shall not be counted against the shares available for issuance under the Plan.

(c) Notwithstanding the provisions of this Section 2.1, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

2.2 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or, on and after the Public Trading Date, Common Stock purchased on the open market.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Consultants and members of the Board, as determined by the Administrator.

3.2 Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

3.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Administrator, in its discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise

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procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 2.1 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Act, the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 4

STOCK OPTIONS

4.1 General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement.

(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Administrator may extend the post-termination exercise period of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Option, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

(c) Payment. The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Common Stock, or other lawful consideration acceptable to the Administrator and payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company, in any method which would violate Section 13(k) of the Exchange Act.

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(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

4.2 Incentive Stock Options. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 340l(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code or a “parent corporation” of the Company within the meaning of Section 424(e) of the Code and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 4.2 in addition to the requirements of Section 4.1:

(a) Ten Percent Owners. An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Common Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

(b) Transfer Restriction. An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

(c) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(d) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

4.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any federal, state or foreign law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its discretion, determine to be necessary or advisable;

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(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.1(c).

4.4 Early Exercisability. The Administrator may provide in the terms of a Participant’s Award Agreement that the Participant may, at any time before the Participant’s status as an Employee, member of the Board or Consultant terminates, exercise the Option(s) granted to such Participant in whole or in part prior to the full vesting of the Option(s); provided, however, that shares of Common Stock acquired upon exercise of an Option which has not fully vested shall be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its discretion.

4.5 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Grant of Restricted Stock. The Administrator is authorized to make awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All awards of Restricted Stock shall be evidenced by an Award Agreement.

5.2 Issuance and Restrictions. Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or in such installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter.

5.3 Repurchase or Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and (b) in other cases, waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

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5.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 General. The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Administrator and set forth in the Award Agreement.

(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part; provided that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Stock Appreciation Right may be exercised. A Stock Appreciation Right shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each Stock Appreciation Right shall be set by the Administrator. The Administrator may extend the post-termination exercise period of any outstanding Stock Appreciation Right in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Participant holding such Stock Appreciation Right, or amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

(c) Amount of Payment. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

(d) Evidence of Grant. All Stock Appreciation Rights shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

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6.2 Form of Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 6.l(c) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 4.3 above.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

6.3 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Appreciation Rights, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Appreciation Rights by a Participant may be permitted through the use of such an automated system.

ARTICLE 7

OTHER TYPES OF AWARDS

7.1 Dividend Equivalents. Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator; provided, however, that payment of such amounts shall not be conditioned upon exercise of any Option or Stock Appreciation Right.

7.2 Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that, unless otherwise determined by the Administrator, such Stock Payments shall be made in lieu of base salary, bonus or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon performance goals determined appropriate by the Administrator.

7.3 Restricted Stock Units. The Administrator is authorized to make awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on

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a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.

7.4 Term. Except as otherwise provided herein, the term of any award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

7.5 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, for the shares of Common Stock subject to any Restricted Stock Unit award or Stock Payment award; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

7.6 Form of Payment. Payments with respect to any Awards granted under Sections 7.1, 7.2 or 7.3 shall be made in cash, in Common Stock or a combination of both, as determined by the Administrator.

7.7 Award Agreement. All Awards under this Article 7 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

ARTICLE 8

PROVISIONS APPLICABLE TO AWARDS

8.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

8.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

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8.3 Limits on Transfer.

(a) Except as otherwise provided by the Administrator pursuant to Section 8.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 8.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b) Notwithstanding Section 8.3(a), the Administrator, in its discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 8.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests, or any other transferee specifically approved by the Administrator.

8.4 Beneficiaries. Notwithstanding Section 8.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

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8.5 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock issued or transferred pursuant to any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. All stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with the securities laws or other laws, rules and regulations of any federal, state, or foreign jurisdiction, and the rules of any exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any stock certificate to reference restrictions applicable to the Common Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award or exercise of any Award and instead such shares of Common Stock will be recorded in the books of the Company (or as applicable, its transfer agent or stock plan administrator).

ARTICLE 9

CHANGES IN CAPITAL STRUCTURE

9.1 Adjustments.

(a) In the event of any stock dividend, stock split, reverse stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, reclassification, distribution of assets (other than normal cash dividends), or any other corporate event affecting the Common Stock or the share price of the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(3) the grant or exercise price per share with respect to any outstanding Award; and

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(4) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto);

(b) In the event of any transaction or event described in Section 9.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property equal to the amount, if any, that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 9.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its discretion;

(ii) To provide that such Award be assumed by the successor or survivor entity, or a Subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor entity, or a Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To provide that any repurchase rights (or forfeiture restrictions) in favor of the Company with respect to such Award are assigned to the successor or survivor corporation, or a Subsidiary thereof, or otherwise continued in effect, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards, and options, rights and awards which may be granted in the future;

(v) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.

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9.2 Acceleration upon a Change in Control. Notwithstanding anything to the contrary contained in Section 9.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed or replaced by (a) the Company or a Subsidiary, or (b) the surviving or successor entity or its Subsidiary, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including without limitation, the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its discretion, shall determine. The Administrator shall have the discretion to determine whether an Award has been continued, converted, assumed or replaced in connection with a Change in Control.

9.3 No Other Rights. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 10

ADMINISTRATION

10.1 Administrator. The Plan shall be administered by the Board. The Board may delegate administration of the Plan to one or more Committees, each consisting of two or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to applicable laws and such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and such Committee shall consist solely of two or more members of the Board each of whom is intended to be an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director,” within the meaning of Rule 16b-3(b)(3)(i). Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which, following the Public Trading Date, are required to be determined in the discretion of the Committee under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

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10.2 Action by the Administrator. A majority of the members of the Administrator shall constitute a quorum. The acts of a majority of the members of the Administrator present at any meeting at which a quorum is present, and, subject to applicable law, acts approved in writing by a majority of the members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, without limitation, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

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10.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, or any Award Agreement, and all decisions and determinations by the Administrator with respect to the Plan, are final, binding, and conclusive on all parties.

ARTICLE 11

EFFECTIVE AND EXPIRATION DATE

11.1 Effective Date. The Plan will be submitted for the approval of the Company’s shareholders no later than twelve months from the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

11.2 Expiration Date. No Award may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date this Plan is approved by the Board or (ii) the date this Plan is approved by the Company’s shareholders. All Awards that are outstanding on the expiration date of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 12

AMENDMENT, MODIFICATION, AND TERMINATION

12.1 Amendment. Modification, and Termination. The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

12.2 Awards Previously Granted. No amendment or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant. If the Plan is terminated, all Awards that are outstanding at such time shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

GENERAL PROVISIONS

13.1 No Rights to Awards. No Eligible Individual, Participant or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or other persons uniformly.

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13.2 No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

13.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event related to an Award granted to such Participant under the Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Subsidiary, as applicable, withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall not exceed the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and employment tax purposes that are applicable to such supplemental taxable income.

13.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or service at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

13.5 Unfunded Status of Awards. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

13.6 Indemnification. To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of

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any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and are not to serve as a basis for interpretation or construction of the Plan.

13.10 Fractional Shares. No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Common Stock issued or transferred pursuant to the Plan. If the shares issued or transferred pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with, and governed by, the laws of the State of California, without regard to the conflicts of law principles thereof.

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13.14 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

13.15 Compliance with California Securities Laws. Prior to the Public Trading Date, this Plan is intended to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. Appendix I to the Plan sets forth the requirements under Section 25102(o) of the California Corporations Code and the regulations issued thereunder and is incorporated herein by reference. If any of the provisions contained in this Plan are inconsistent with such requirements or Appendix I, such provisions shall be deemed null and void. The invalidity of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.

13.16 Appendices. The Board may approve such supplements to, or amendments, or appendices to, the Plan as it may consider necessary or appropriate for purposes of compliance with applicable laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements, amendments or appendices shall increase the share limitation contained in Section 2.1 of the Plan.

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* * * * *

I hereby certify that the foregoing VIZIO, Inc. 2007 Incentive Award Plan was duly adopted by the Board of Directors of VIZIO, Inc. in August 2007.

* * * * *

I hereby certify that the foregoing VIZIO, Inc. 2007 Incentive Award Plan was approved by the shareholders of VIZIO, Inc. in August 2007.

Executed on this 6th day of August, 2009.

/s/ Jerry Huang
Secretary, VIZIO, Inc.

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APPENDIX I

TO

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

California State Securities Law Compliance

Notwithstanding anything to the contrary contained in the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”), the provisions set forth in this Appendix shall apply to all Awards granted to residents of California at any time prior to the Public Trading Date; provided, however, that the provisions set forth in this Appendix shall not apply to Awards granted to residents of California in reliance upon the exemption set forth under Section 25102(f) of the California Corporations Code. This Appendix shall be of no force or effect at any time on or after the Public Trading Date. Definitions as set out in Article I of the Plan are applicable to this Appendix.

The purpose of this Appendix is to set forth those provisions of the Plan necessary to comply with applicable California securities laws. If any of the provisions contained in this Appendix are inconsistent with such requirements, such provisions shall be deemed null and void. The invalidity of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix, which shall remain in full force and effect.

References to Articles and Sections set forth in this Appendix are to those Articles and Sections of the Plan.

1.1 Exercisability Following Termination.

(a) Termination Other Than Death or Disability or for Cause. If a Participant has a termination of employment or service for any reason other than by reason of the Participant’s disability or death or the Participant’s termination by the Company or a Subsidiary for cause, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination; provided, however, that such period of time shall not be less than 30 days (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).

(b) Death of Participant. If a Participant has a termination of employment or service as a result of the Participant’s death, the Award may be exercised within such period of time as is specified in the Award Agreement; provided, however, that such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Award by bequest or inheritance, but only to the extent that the Award is vested on the date of death.

(c) Disability of Participant. If a Participant has a termination of employment or service as a result of the Participant’s disability, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination; provided, however, that such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).

(d) Termination for Misconduct. If a Participant’s termination of employment or service is terminated by the Company or a Subsidiary for Misconduct, the Award shall terminate immediately and cease to remain outstanding.

2.1 Information Rights. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires Common Stock pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires Common Stock pursuant to the Plan, during the period such individual owns such Common Stock, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

3.1 Transferability. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or, with respect to Awards other than Incentive Stock Options, to a revocable trust or as would be permitted by Rule 701 of the Securities Act.

A-2

AMENDMENT NO. 1

TO THE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

This Amendment No. 1 (“Amendment”) to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”), is adopted by VIZIO, Inc., a California corporation (the “Company”), effective as of June 21, 2010, subject to approval by the shareholders of the Company within twelve (12) months of such adoption by the Board of Directors of the Company (the “Board”). Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings assigned to them in the Plan.

RECITALS

A.	Section 2.1(a) of the Plan provides that the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be 116,210 shares of Common Stock.

B.

Section 12.1 of the Plan provides that the Board may amend or modify the Plan at any time, provided, however, that to the extent necessary to comply with any applicable law, the Company must obtain shareholder approval of any Plan amendment as required.

C.

The Board believes it to be in the best interests of the Company and its shareholders to amend the Plan to increase the maximum aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan pursuant to Section 2.1(a) of the Plan, subject to approval by the shareholders of the Company within twelve (12) months of such adoption by the Board.

AMENDMENT

1.	Subject to approval by the shareholders of the Company, Section 2.l(a) of the Plan is hereby amended by striking “116,210” and replacing it with “136,210”.

2.	No Awards shall be granted pursuant to the increase in shares of Common Stock under this Amendment unless and until the Company’s shareholders approve this Amendment.

3.	Except as otherwise expressly set forth in this Amendment, the Plan and each award agreement to be entered into pursuant thereto, shall remain in full force and effect in accordance with its terms.

4.

This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws relating to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

5.

In the event the shareholders of the Company fail to approve this Amendment within twelve (12) months of the adoption of the Amendment by the Board, this Amendment shall be null and void and of no further force or effect.

**************************************

I hereby certify that this Amendment was duly adopted by the Board of Directors of VIZIO, Inc. on June 21, 2010.

I hereby certify that this Amendment was duly approved by the shareholders of VIZIO, Inc. by written consent on June 22, 2010.

Executed this 22nd day of June, 2010.

VIZIO, INC.,
a California corporation

By:	/s/William Wang
William Wang
Chairman & Chief Executive Officer

[Signature page to Amendment No. 1 to the 2007 Incentive Award Plan]

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AMENDMENT NO. 2 TO THE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN, AS AMENDED

This Amendment No.2 (“Amendment”) to the VIZIO, Inc. 2007 Incentive Award Plan, as amended (the “Plan”), is adopted by the Board of Directors (the “Board”) of VIZIO, Inc., a California corporation (the “Company”), effective as of October 29, 2010. Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings assigned to them in the Plan.

RECITALS

A. Section 12.1 of the Plan provides that the Board may amend or modify the Plan at any time.

B. The Board believes it to be in the best interest of the Company and its shareholders to adopt the following amendment to provide that the terms and conditions relating to the vesting, forfeiture and restrictions of any Restricted Stock Award granted under the Plan to Mr. William Wang shall be modified, amended or waived only as set forth in this Amendment.

AMENDMENT

1. Definitions. The following new sections shall be added to Section 1.1 of the Plan:

(jj) “Independent Approval” means approval by: (A) a majority of the Independent Members of the Board, or (B) if there are no Independent Members of the Board, more than 50% of the combined voting power of the Company’s then outstanding voting securities held by Independent Shareholders.

(kk) An “Independent Member of the Board” means a member of the Board (excluding Mr. William Wang) who is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act (determined without regard to whether the Company is subject to the Exchange Act).

(ll) An “Independent Shareholder” means a shareholder of the Company (excluding Mr. William Wang, any shareholder who is a member of the family of Mr. William Wang, or any shareholder who is directly or indirectly, through one or more intermediaries, controlled by Mr. William Wang or a member of the family of Mr. Wang). For purposes of this Section 1.1(ll), (A) “family” means “family” as defined in Code Section 267(c)(4), applied as if the family of an individual includes the spouse of any member of the family, and (B) “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

2. Awards to Mr. Wang. The following new Section 12.3 shall be added to the Plan:

12.3 Awards to Mr. Wang. Notwithstanding any other provision of the Plan or any Restricted Stock Award Agreement to the contrary, (i) the terms and conditions relating to the vesting, forfeiture or restrictions of any Restricted Stock Award granted under the Plan to Mr. William Wang shall not be modified, amended or waived in a manner that benefits Mr. William Wang (other than as required to make such Restricted Stock Awards compliant with applicable law) without Independent Approval, and (ii) Sections 1.1Gj), 1.1(kk), and 1.1(11) and this Section 12.3 shall not be modified, amended or waived without Independent Approval.

* * * * *

I hereby certify that this Amendment was duly adopted by the Board of Directors Of VIZIO, Inc. on October 29, 2010.

Executed this 29 day of October, 2010.

VIZIO, INC.

/s/ Rob Brinkman
Name: Rob Brinkman
Title: Assistant Secretary

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AMENDMENT NO.3

TO THE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

This Amendment No. 3 (“Amendment”) to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”), is adopted by VIZIO, Inc., a California corporation (the “Company”), effective as of December 8, 2014, subject to approval by the shareholders of the Company within twelve (12) months of such adoption by the Board of Directors of the Company (the “Board”). Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings assigned to them in the Plan.

RECITALS

A.	Section 2.1(a) of the Plan provides that the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be 136,210 shares of Common Stock.

B.

Section 12.1 of the Plan provides that the Board may amend or modify the Plan at any time, provided, however, that to the extent necessary to comply with any applicable law, the Company must obtain shareholder approval of any Plan amendment as required.

C.

The Board believes it to be in the best interests of the Company and its shareholders to amend the Plan to increase the maximum aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan pursuant to Section 2.l(a) of the Plan, subject to approval by the shareholders of the Company within twelve (12) months of such adoption by the Board.

AMENDMENT

1.	Subject to approval by the shareholders of the Company, Section 2.l(a) of the Plan is hereby amended by striking “136,210” and replacing it with “140,842”.

2.	No Awards shall be granted pursuant to the increase in shares of Common Stock under this Amendment unless and until the Company’s shareholders approve this Amendment.

3.	Except as otherwise expressly set forth in this Amendment, the Plan and each award agreement to be entered into pursuant thereto, shall remain in full force and effect in accordance with its terms.

4.

This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws relating to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

5.

In the event the shareholders of the Company fail to approve this Amendment within twelve (12) months of the adoption of the Amendment by the Board, this Amendment shall be null and void and of no further force or effect.

**************************************

I hereby certify that this Amendment was duly adopted by the Board of Directors of VIZIO, Inc. on December 5, 2014.

I hereby certify that this Amendment was duly approved by the shareholders of VIZIO, Inc. by written consent on December 8, 2014.

Executed this 8th day of December 2014.

VIZIO, INC.

/s/ Robert Brinkman
Robert Brinkman
Secretary

[The remainder of this page is intentionally left blank.]

ADJUSTMENT No. 1

TO THE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

This Adjustment (“Adjustment”) to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”), is adopted by VIZIO, Inc., a California corporation (the “Company”), effective as of May 18, 2015. Capitalized terms used in this Adjustment and not otherwise defined shall have the same meanings assigned to them in the Plan.

RECITALS

A.	Section 2.l(a) of the Plan provides that the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be 140,842 shares of Common Stock.

B.

Section 9.1 of the Plan provides that, in the event of any stock dividend, stock split, reverse stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, reclassification, distribution of assets (other than normal cash dividends), or any other corporate event affecting the Common Stock or the share price of the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 of the Plan on the maximum number and kind of shares which may be issued);

(2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(3) the grant or exercise price per share with respect to any outstanding Award; and

(4) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).

C.

The Board of Directors and the shareholders of the Company adopted, authorized, approved, and recommended to the shareholders of the Company that they approve a twenty-five (25) for one (1) stock split of this Company’s common stock (the “Common Stock”) in which every one (1) share of this Company’s Common Stock will be split and converted into twenty-five (25) shares of this Company’s Common Stock (the “Stock Split”) effective as of May 18, 2015.

ADJUSTMENT

1.

In order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award as a result of the Stock Split, the following adjustments are hereby made:

a.

the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 of the Plan on the maximum number and kind of shares which may be issued) is multiplied by twenty-five (25);

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b.	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards is multiplied by twenty-five (25); and

c.	the grant or exercise price per share with respect to any outstanding Award is divided by twenty-five (25).

2.	Except as otherwise expressly set forth in this Adjustment, the Plan and each award agreement to be entered into pursuant thereto, shall remain in full force and effect in accordance with its terms.

3.

This Adjustment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws relating to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

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**************************************

I hereby certify that this Adjustment was duly adopted by the Board of Directors of VIZIO, Inc. on April 28, 2015.

I hereby certify that this Adjustment was duly approved by the shareholders of VIZIO, Inc. by written consent on April 28, 2015.

Executed this 29th day of April 2015.

VIZIO, INC.

/s/ Robert Brinkman
Robert Brinkman
Secretary

3

ADJUSTMENT No. 2

TO THE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

This Adjustment (“Adjustment”) to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”), is adopted by VIZIO, Inc., a California corporation (the “Company”), effective as of July 24, 2015. Capitalized terms used in this Adjustment and not otherwise defined shall have the same meanings assigned to them in the Plan.

RECITALS

A.

Section 9.1 of the Plan provides that, in the event of any stock dividend, stock split, reverse stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, reclassification, distribution of assets (other than normal cash dividends), or any other corporate event affecting the Common Stock or the share price of the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 of the Plan on the maximum number and kind of shares which may be issued);

(2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(3) the grant or exercise price per share with respect to any outstanding Award; and

(4) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).

C.

The Board of Directors of the Company adopted, authorized, approved, and recommended to the shareholders of the Company that they approve, and the shareholders did approve, the reclassification of the Company’s common stock (the “Common Stock”) in which every one (1) share of this Company’s Common Stock was reclassified into one (1) share of this Company’s Class A Common Stock (the “Reclassification”) effective as of July 24, 2015.

ADJUSTMENT

1.	In order to reflect the reclassification of the shares of Common Stock with respect to which Awards have been and may be granted, the following adjustments are made:

a.	all references in the 2007 Plan to “Common Stock” are deemed to refer to the Company’s Class A Common Stock; and

b.	all references to “Common Stock” in any outstanding Award under the 2007 Plan are deemed to refer to the Company’s Class A Common Stock.

2.	Except as otherwise expressly set forth in this Adjustment, the Plan and each award agreement to be entered into pursuant thereto, shall remain in full force and effect in accordance with its terms.

1

3.

This Adjustment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws relating to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

**************************************

I hereby certify that this Adjustment was duly adopted by the Board of Directors of VIZIO, Inc. on July 20, 2015.

I hereby certify that this Adjustment was duly approved by the shareholders of VIZIO, Inc. by written consent on July 24, 2015.

Executed this 24th day of July 2015.

VIZIO, INC.

/s/ Robert Brinkman
Robert Brinkman
Assistant Secretary

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INSTALLMENT

VIZIO, INC.

2007 INCENTIVE AWARD PLAN, AS AMENDED

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

VIZIO, Inc., a California corporation (the “Company”), pursuant to its 2007 Incentive Award Plan, as amended (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s Class A Common Stock (“Class A Common Stock”) set forth below (the “Shares”) at the price set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”), the Plan, and the Shareholders Agreement (as defined in the Stock Option Agreement), each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice.

Participant:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Exercise Price:	$

Total Number of Shares

Subject to the Option:

Expiration Date:	, unless terminated earlier in accordance with Section 3.3 of the Stock Option Agreement.

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	Subject to the terms and conditions of the Plan, the Stock Option Agreement (including, without limitation, Sections 3.1, 3.2 and 3.3 of the Stock Option Agreement) and this Grant Notice, the Option shall vest and become exercisable as to:

(i) 25% of the Shares ( shares total; Shares are NQSO and Shares are ISO) on ,

(ii) 25% of the Shares ( shares total; Shares are NQSO and Shares are ISO) on ,

(iii) 25% of the Shares ( shares total; Shares are NQSO and Shares are ISO) on ,

(iv) 25% of the Shares ( shares total; Shares are NQSO and Shares are ISO) on ,

In no event shall this Option vest and become exercisable for any additional Shares following Participant’s Termination of Employment, Termination of Consultancy, or Termination of Directorship, as applicable.

This Grant Notice and the Stock Option Agreement are subject in their entirety to the provisions of the Plan and the Shareholders Agreement, the terms and conditions of which are hereby incorporated into and made a part of this Grant Notice and the Stock Option Agreement.

By his signature, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement, the Shareholders Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan, the Shareholders Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement, the Shareholders Agreement and the Plan. Participant hereby agrees to accept as final, binding and conclusive all decisions or interpretations of the Administrator of the Plan regarding any questions arising under the Plan or relating to the Option.

VIZIO, INC.		PARTICIPANT

By:		By:
	Robert Brinkman		EMPLOYEE
Chief Administrative Officer and Assistant Secretary

Address:	39 Tesla	Address:
Irvine, California 92618

Attachments: Stock Option Agreement (Exhibit A)

Form of Exercise Notice (Exhibit B)

VIZIO, Inc. 2007 Incentive Award Plan, amendments and adjustments thereto (Exhibit C)

Joinder to the Shareholders Agreement (Exhibit D)

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EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, VIZIO, Inc., a California corporation (the “Company”), has granted to Participant an option under the Company’s 2007 Incentive Award Plan (the “Plan”) to purchase the number of shares of the Company’s Class A Common Stock (“Class A Common Stock”) indicated in the Grant Notice.

ARTICLE I

GENERAL

1.1 Defined Terms. Whenever capitalized terms are used in this Agreement they shall have the meaning specified herein unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein or this Agreement, the Plan.

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan. The Option is also subject to the terms and conditions of that certain Shareholders Agreement, entered into as of September 15, 2008, by and among the Company and the other shareholders of the Company, as amended from time to time (the “Shareholders Agreement”). The Plan and the Shareholders Agreement are incorporated herein by reference.

ARTICLE II

GRANT OF OPTION

2.1 Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the Option to purchase any part or all of an aggregate of the number of shares of Class A Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.2 Exercise Price. The exercise price of the shares of Class A Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the exercise price per share shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code) as of the Grant Date, the exercise price per share shall not be less than 110% of the Fair Market Value of a share of Class A Common Stock on the Grant Date.

2.3 Shareholders Agreement. The Option and the shares of Class A Common Stock to be issued hereunder upon exercise of the Option shall be subject to the Shareholders Agreement. Upon any issuance of shares pursuant to the exercise of the Option, the Participant shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Joinder to the Shareholders Agreement attached as Exhibit D to the Grant Notice.

ARTICLE III

PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Subject to Section 3.2 and Section 3.3, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b) No portion of the Option which is unvested as of the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Participant.

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 10 years from the Grant Date;

(b) If this Option is designated as an Incentive Stock Option and Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(c) The expiration of three months from the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, unless such termination occurs by reason of Participant’s death, Disability or Participant’s discharge for Misconduct;

(d) The expiration of twelve months from the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, by reason of Participant’s death or Disability; or

(e) The date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, as a result of Participant’s discharge for Misconduct.

Participant acknowledges that an Incentive Stock Option exercised more than three months after the date Participant ceases to be continuously employed by the Company or any Subsidiary, other than by reason of Participant’s death or Disability, will be taxed as a Non-Qualified Stock Option.

3.4 Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Class A Common Stock with respect to which incentive stock options, including the Option, are exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as may be imposed by Section 422(d) of the Code), the Option and such other options shall not be treated as incentive stock options, but shall be treated as non-qualified stock options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV

EXERCISE OF OPTION

4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An Exercise Notice in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other substantially similar form as may be prescribed by the Administrator);

(b) Full payment for the shares of Class A Common Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

(c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Participant or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Class A Common Stock are being acquired for Participant’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act or other applicable law and any then applicable rules and regulations thereunder, and that Participant or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal, state or foreign securities laws or regulations and any other applicable law. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Class A Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

(d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

4.4 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) on and after the Public Trading Date, and to the extent permitted under applicable law, delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Class A Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(d) on and after the Public Trading Date, and with the consent of the Administrator, the delivery of shares of Class A Common Stock which have been owned by Participant for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(e) any combination of the foregoing.

4.5 Conditions to Issuance of Stock Certificates. The shares of Class A Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Class A Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such Class A Common Stock is then listed;

(b) Participant’s execution and delivery of the Joinder to the Shareholders Agreement with respect to such shares;

(c) The completion of any registration or other qualification of such shares under any federal, state or foreign law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(d) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and

(f) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in one or more of the forms of consideration permitted under Section 4.4.

4.6 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and Participant executes and delivers the Joinder to the Shareholders Agreement in accordance with Section 4.5(b). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 9.1 of the Plan.

ARTICLE V

OTHER PROVISIONS

5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final, binding and conclusive upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

5.2 Option Not Transferable.

(a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to certain persons or entities related to Participant, including but not limited to members of Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant’s family (each, a “Permitted Transferee”), subject to Section 8.3 of the Plan and pursuant to such conditions and procedures as the Administrator may require.

(c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant’s lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

5.3 Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any shares of Class A Common Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than 180 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering.

5.4 Restrictive Legends and Stop-Transfer Orders.

(a) The share certificate or certificates evidencing the shares of Class A Common Stock purchased hereunder shall be endorsed with any legends that may be required by federal, state or foreign securities laws.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any shares of Class A Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Class A Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

5.5 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of this Agreement.

5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address of the Company’s then current corporate headquarters, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.6. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.9 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

5.11 No Employment Rights. If Participant is an Employee, nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Participant.

5.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.13 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Class A Common Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

5.14 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.15 Entire Agreement. The Plan, the Grant Notice (including all Exhibits thereto, including this Agreement), and the Shareholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                         , 20            , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase the number of shares of VIZIO, Inc. (the “Company”) Class A Common Stock specified below (the “Shares”) under and pursuant to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement evidencing such option (the “Option Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein, the Option Agreement or, if not defined therein, the Plan.

Grant Date:	__________________

Number of Shares as to which Option is Exercised:	______________________________

Exercise Price per Share:	$______________________________

Total Exercise Price:	$______________________________

Certificate to be issued in name of:	______________________________

Payment delivered herewith:	$ (Representing the full exercise price for the Shares, as well as any applicable withholding tax)

Type of Option:             ☐  Incentive Stock Option             ☐  Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and Participant executes and delivers the Joinder to the Shareholders Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 9.1 of the Plan.

Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

3. Participant’s Rights to Transfer Shares.

(a) Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”). In the event that the Company’s Bylaws contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section and the Right of First Refusal set forth in this Section shall not in any way restrict the operation of the Company’s Bylaws.

(b) In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(c) Within 30 days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price.

(d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 10 days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Holder and the Company cannot agree on such cash value within 10 days after the Company’s receipt of the Notice, the valuation shall be made by the Board. The payment of the purchase price shall then be made no later than (i) 10 days following delivery of the Company Notice or (ii) 10 days after such valuation shall have been made.

(e) If all or a portion of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 60-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(f) Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during Participant’s lifetime or upon Participant’s death by will or intestacy to Participant’s Immediate Family or a trust for the benefit of Participant’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and the Restricted Stock Purchase Agreement, if applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(g) The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

(h) Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable federal, state or foreign securities laws and the Shareholders Agreement. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

4. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by federal, state or foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO SALE OR TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE PERMITTED UNLESS (X) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, (Y) THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (Z) THE ISSUER RECEIVES AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE ISSUER) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER (INCLUDING A RIGHT OF FIRST REFUSAL) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable federal, state or foreign securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, 90 days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (ii) the availability of certain public information about the Company, (iii) the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

(d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the securities were sold by the Company or the date the securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the securities by an affiliate, or by a non-affiliate who subsequently holds the securities less than two years, the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of paragraph (c) above.

(e) Participant further understands that in the event all of the applicable requirements of Rule 701 or Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the Option or the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final, binding and conclusive on the Company and Participant.

9. Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.6 of the Option Agreement.

11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(Signature page follows.)

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: VIZIO, INC.	SUBMITTED BY: PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE

I,                                      , spouse of                                          , have read and approve the Option Agreement and this Exercise Notice. In consideration of granting of the right to my spouse to purchase the shares of Class A Common Stock of the Company set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement, the Shareholders Agreement and this Exercise Notice insofar as I may have any rights under the Plan or the Agreement or the Exercise Notice or any rights with respect to the shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated: ,
Signature of Spouse

EXHIBIT C

TO STOCK OPTION GRANT NOTICE

VIZIO, INC. 2007 INCENTIVE AWARD PLAN

C-1

EXHIBIT D

TO STOCK OPTION GRANT NOTICE

JOINDER TO THE SHAREHOLDERS AGREEMENT

[See attached]

D-2

EXHIBIT D-1

TO STOCK OPTION GRANT NOTICE

SHAREHOLDERS AGREEMENT, AS AMENDED

[See attached]

EXERCISE NOTICE

Effective as of today,                                 , 20         , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase the number of shares of VIZIO, Inc. (the “Company”) Class A Common Stock specified below (the “Shares”) under and pursuant to the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement evidencing such option (the “Option Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein, the Option Agreement or, if not defined therein, the Plan.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:	(Participant)

Payment delivered herewith:	$ (Representing the full exercise price for the Shares, as well as any applicable withholding tax)

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and Participant executes and delivers the Joinder to the Shareholders Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 9.1 of the Plan.

Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

3. Participant’s Rights to Transfer Shares.

(a) Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”). In the event that the Company’s Bylaws contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section and the Right of First Refusal set forth in this Section shall not in any way restrict the operation of the Company’s Bylaws.

VIZIO, INC.

2007 INCENTIVE AWARD PLAN, AS AMENDED

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Pursuant to the VIZIO, Inc. 2007 Incentive Award Plan, as amended (the “Plan”), VIZIO, Inc., a California corporation (the “Company”) hereby grants to the holder listed below (“Holder”) the number of restricted stock units set forth below (the “Restricted Stock Units” or “RSUs”). The Restricted Stock Units are subject to all of the terms and conditions set forth herein, in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Restricted Stock Unit Agreement”), in the Plan, and in the Shareholders Agreement (as defined in the Restricted Stock Unit Agreement), each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”).

Holder:

Grant Date:

Vesting Commencement Date:

Total Number of Restricted Stock Units:

Vesting            Subject to the terms and conditions of the Plan, this Grant Notice and the Restricted Stock

Schedule:        Unit Agreement, the RSUs shall become fully vested and nonforfeitable as to:

(i)         % of the RSUs on                                     , 20__,

(ii)         % of the RSUs on                                     , 20__,

(iii)         % of the RSUs on                                     , 20__, and

(iv)         % of the RSUs on                                   , 20__,

In no event, however, shall any Restricted Stock Units become vested and nonforfeitable following Holder’s Termination of Employment, Termination of Consultancy or Termination of Service, as applicable, except as may otherwise be provided by the Administrator.

Distribution Schedule:	The total number of vested Restricted Stock Units shall be distributable upon the date on which the Restricted Stock Units become fully vested and nonforfeitable. The date on which the Restricted Stock Units become fully vested and nonforfeitable shall be referred to as the “Distribution Date.”

This Grant Notice and the Restricted Stock Unit Agreement are subject in their entirety to the provisions of the Plan and the Shareholders Agreement, the terms and conditions of which are hereby incorporated into and made a part of this Grant Notice and the Restricted Stock Unit Agreement.

By his or her signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement, the Shareholders Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Unit Agreement, the Plan, the Shareholders Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement, the Shareholders Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under or relating to the Plan, this Grant Notice or the Restricted Stock Agreement.

VIZIO, INC.	HOLDER

By:	By:
Print Name:	Print Name:

Title:	Address:
Address: 39 Tesla
Irvine, California 92618

Attachments: Restricted Stock Unit Award Agreement (Exhibit A)
VIZIO, Inc. 2007 Incentive Award Plan, as amended (Exhibit B)
Joinder to the Shareholders Agreement (Exhibit C)

EXHIBIT A

TO THE RESTRICTED STOCK UNIT AWARD GRANT NOTICE

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (the “Agreement”) is attached, VIZIO, Inc., a California corporation (the “Company”) has granted to the holder (“Holder”) specified on the Grant Notice a restricted stock unit award under the VIZIO, Inc. 2007 Incentive Award Plan, as amended (the “Plan”) an award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Grant Notice, the Agreement, the Plan and the Shareholders Agreement (as defined herein).

ARTICLE I.

GENERAL

1.1 Defined Terms. Wherever the following terms are used herein they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Grant Notice or, if not defined therein, the Plan.

1.2 Incorporation of Terms of Plan. The Restricted Stock Units evidenced by the Grant Notice and the Agreement are subject to the terms and conditions of the Plan. The Restricted Stock Units are also subject to the terms and conditions of that certain Shareholders Agreement, entered into as of September 15, 2008, by and among the Company and the other shareholders of the Company, as amended from time to time (the “Shareholders Agreement”). The Plan and the Shareholders Agreement are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT, VESTING AND DISTRIBUTION

OF RESTRICTED STOCK UNITS

2.1 Grant of Restricted Stock Units. In consideration of Holder’s past and/or continued service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the grant date specified on the Grant Notice (the “Grant Date”), the Company irrevocably grants to Holder an award of the number of Restricted Stock Units specified on the Grant Notice, subject to the terms and conditions set forth in the Plan, the Grant Notice and the Agreement. Each Restricted Stock Unit represents the right to receive a share of the Company’s Common Stock at the time the Restricted Stock Unit is distributed, in accordance with the terms and conditions set forth in the Plan and the Grant Notice.

2.2 Vesting of Restricted Stock Units. The Restricted Stock Units shall vest in accordance with the vesting schedule set forth in the Grant Notice. Unless and until the Restricted Stock Units have vested in accordance with the preceding sentence, Holder shall have no right to any distribution made with respect to such Restricted Stock Units. Except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Holder, in the event of Holder’s Termination of Employment, Termination of Consultancy or Termination of Service, as applicable, prior to the vesting of all of the Restricted Stock Units, any Restricted Stock Units which remain unvested at such time will terminate automatically and be forfeited without further notice and at no cost to the Company.

2.3 Distribution of Common Stock.

(a) Subject to the terms and conditions of the Plan and the Agreement, the shares of Common Stock underlying Holder’s vested Restricted Stock Units shall be distributed to Holder (or in the event of Holder’s death, to his or her estate) upon the Distribution Date set forth in the Grant Notice.

(b) The shares of Common Stock underlying Holder’s vested Restricted Stock Units to be distributed under this Section 2.3 shall be distributed in a lump sum not later than 10 days following the Distribution Date set forth in the Grant Notice.

(c) All distributions shall be made by the Company in the form of whole shares of Common Stock (and cash in an amount equal to the value of any fractional Restricted Stock Unit, determined based on the Fair Market Value as of the Distribution Date).

2.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon settlement of the Restricted Stock Units may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Common Stock in settlement of the Restricted Stock Units prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state, federal or foreign law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state, federal or foreign governmental agency which the Administrator shall, in its sole and absolute discretion, determine to be necessary or advisable;

(d) The receipt by the Company (or other employer) of full payment of all amounts which, under applicable federal, state, local or foreign tax law, the Company (or other employer) is required to withhold upon issuance of such shares;

(e) Holder’s execution and delivery of the Joinder to the Shareholders Agreement with respect to such shares; and

(f) The lapse of such reasonable period of time following the applicable Distribution Date as the Administrator may from time to time establish for reasons of administrative convenience, subject to Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder.

2.5 Rights as Stockholder. The holder of the Restricted Stock Units shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares deliverable upon settlement of the Restricted Stock Units, unless and until such shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and Holder executes and delivers the Joinder to the Shareholders Agreement in accordance with Section 2.4(e).

A-2

2.6 Shareholders Agreement. The Restricted Stock Units and the shares of Common Stock underlying Holder’s vested Restricted Stock Units to be distributed to Holder upon the Distribution Date shall be subject to the Shareholders Agreement. Upon any distribution of shares pursuant to Holder’s vested Restricted Stock Units, Holder shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Joinder to the Shareholders Agreement attached as Exhibit C to the Grant Notice.

ARTICLE III.

OTHER PROVISIONS

3.1 Administration. The Administrator shall have the power to (a) interpret the Plan and the Agreement, (b) adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules, and (c) amend the Agreement, subject to Section 3.11. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be binding, conclusive and final upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Agreement or the Restricted Stock Units. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and the Agreement, subject to Section 10.1 of the Plan.

3.2 Limited Transferability. The Restricted Stock Units may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Neither the Restricted Stock Units nor any interest or right therein or part thereof shall be liable for Holder’s debts, contracts or engagements or the debts, contracts or engagements of Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

3.3 Restrictive Legends and Stop-Transfer Orders.

(a) Holder understands and agrees that the Company shall cause any share certificate(s) evidencing the shares of Common Stock issued hereunder to have any legends that may be required by federal, state or foreign securities laws, or as required by the Shareholders Agreement.

(b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of the Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

3.4 No Employment Rights. Nothing in the Plan or the Agreement shall confer upon Holder any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate Holder’s services at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Holder.

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3.5 Investment Intent. Holder is acquiring any shares of Common Stock issued hereunder for his or her own account, for investment purposes only and not with a present view toward the distribution thereof or with any present intention of distributing or reselling any such shares in violation of the Securities Act or any state securities laws. Holder acknowledges that Holder understands that the shares of Common Stock issued hereunder are not registered under the Securities Act and must be held by Holder until such shares are registered under the Securities Act or an exemption from such registration is available. Holder acknowledges that the Company shall have no obligation to take any action that may be necessary to make available any exemption from registration under the Securities Act. Holder also acknowledges that Holder is prepared to hold such shares for an indefinite period of time and that Holder understands that Rule 144 issued under the Securities Act (which exempts certain resales of unrestricted securities) is not presently available to exempt the resale of the shares from the registration requirements of the Securities Act.

3.6 Shares to Be Reserved. The Company shall at all times prior to the settlement or forfeiture of the Restricted Stock Units reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Agreement.

3.7 Notices. Any notice to be given under the terms of the Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder’s signature on the Grant Notice or at the last known address for Holder contained in the Company’s records. By a notice given pursuant to this Section 3.7, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.8 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement.

3.9 Governing Law; Severability. The Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to conflicts of law principles thereof. Should any provision of the Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

3.10 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state and foreign securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock Units shall be granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.11 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

3.12 Successors and Assigns. The Company may assign any of its rights with respect to the Restricted Stock Units to single or multiple assignees, and the Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2, the Agreement shall be binding upon Holder and Holder’s heirs, executors, administrators, successors and assigns.

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3.13 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or the Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Restricted Stock Units and the Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.14 Taxes.

(a) Notwithstanding anything to the contrary in the Agreement, the Company shall be entitled to require payment to the Company or any of its Subsidiaries any sums required by federal, state, local or foreign tax law to be withheld with respect to the issuance of the Restricted Stock Units, the distribution of shares of Common Stock with respect thereto, or any other taxable event related to the Restricted Stock Units. The Company may permit Holder to make such payment in one or more of the forms specified below:

(i) by cash or check made payable to the Company;

(ii) by the deduction of such amount from other compensation payable to Holder;

(iii) by requesting that the Company withhold a net number of vested shares of Common Stock otherwise issuable having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the minimum applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(iv) by tendering vested shares of Common Stock having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the minimum applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes; or

(v) in any combination of the foregoing.

(b) In the event Holder fails to provide timely payment of all sums required pursuant to Section 3.14(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Holder to satisfy all or any portion of Holder’s required payment obligation pursuant to Section 3.14(a)(ii) or Section 3.14(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing shares of Common Stock issuable with respect to the Restricted Stock Units to Holder or his legal representative unless and until Holder or his legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Holder resulting from the grant of the Restricted Stock Units, the distribution of the shares of Common Stock issuable with respect thereto, or any other taxable event related to the Restricted Stock Units.

3.15 Adjustments. The Administrator may adjust the Restricted Stock Units in accordance with the provisions of Section 9.1 of the Plan.

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3.16 Unfunded, Unsecured Obligations. The obligations of the Company under the Plan and the Agreement shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of Holder or any other person. Holder shall have only the rights of a general, unsecured creditor of the Company with respect to the Restricted Stock Units, unless and until shares of Common Stock shall be distributed to Holder under the terms and conditions set forth herein.

3.17 Internal Revenue Code Section 409A. The Restricted Stock Units are intended to be exempt from Section 409A of the Code and the Treasury Regulations and guidance issued thereunder (“Section 409A”). To the extent that the Administrator determines that any Restricted Stock Units are not exempt from Section 409A of the Code, the Administrator may amend the Agreement in a manner intended to comply with the requirements of Section 409A of the Code (including amendments with retroactive effect), or take any other actions as it deems necessary or appropriate to comply with the requirements of Section 409A or preserve the intended tax treatment of the benefits provided with respect to the Restricted Stock Units. To the extent applicable, the Agreement shall be interpreted in accordance with the provisions of Section 409A.

3.18 Entire Agreement. The Plan, the Grant Notice, the Agreement and the Shareholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof.

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EXHIBIT B

TO THE RESTRICTED STOCK UNIT AWARD GRANT NOTICE

VIZIO, INC.

2007 INCENTIVE AWARD PLAN, AS AMENDED

EXHIBIT C

TO THE RESTRICTED STOCK UNIT AWARD GRANT NOTICE

JOINDER TO THE SHAREHOLDERS AGREEMENT

THIS JOINDER TO SHAREHOLDERS AGREEMENT (this “Joinder”), dated as of                     , 2010, is by [                    ], (“Shareholder”), for the benefit of VIZIO, Inc. (formerly known as V, Inc.), a California corporation (the “Corporation”), and all other parties to that certain Shareholders Agreement, dated as of September 15, 2008, as amended (the “Shareholders Agreement”). Any term not otherwise defined herein shall have the meaning given such term in the Shareholders Agreement.

WHEREAS, the Corporation has granted Shareholder options, restricted stock, restricted stock units or other awards under the Corporation’s 2007 Incentive Award Plan, as amended, and as a condition to issuance of Shares pursuant to such awards, Shareholder has agreed to enter into this Joinder; and

WHEREAS, Shareholder desires to become a party to the Shareholders Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Shareholder hereby: (a) acknowledges that it has received and reviewed the Shareholders Agreement, as amended, a copy of which is attached hereto as Exhibit A; (b) joins the Shareholders Agreement as a party thereto; (c) assumes all the obligations, and acquires all of the rights, of a “Shareholder” thereunder; and (d) agrees to comply with the Shareholders Agreement and to be bound thereby as if it had been an original party thereto.

For purposes of notice under Section 12(a) of the Shareholders Agreement, the notice address for Shareholder is as follows:

Attention:
Facsimile No.:	( ) -

This Joinder is governed by and construed under the laws of the State of California and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Joinder to Shareholders Agreement is executed and delivered as of the date first set forth above.

SHAREHOLDER

By:

Print Name:

Acknowledged and agreed as of the date first above written:

VIZIO, Inc., a California corporation

By:
William Wang
Chairman and Chief Executive Officer

EXHIBIT A

SHAREHOLDERS AGREEMENT, AS AMENDED

[Non-Employee Director Agreement - Restricted Stock Award; One-Year Cliff Vesting]

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND

RESTRICTED STOCK AGREEMENT

VIZIO, Inc., a California corporation (the “Company”), pursuant to the VIZIO, Inc. 2007 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (“Participant”), the right to purchase the number of shares of the Company’s common stock set forth below (the “Shares”) at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”), the Plan, and the Shareholders Agreement (as defined in the Restricted Stock Agreement), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice.

Participant:	[Name of Participant]

Grant Date:	, 2010

Purchase Price per Share:	None

Total Number of Shares of Restricted Stock:	Shares

Vesting Schedule:

Subject to the terms and conditions of the Plan, this Grant Notice and the Restricted Stock Agreement, the Company’s Repurchase Option shall lapse as to 100% of the Shares upon the earlier of: (A)                     , 2011,[1] or (B) immediately prior to the date of the Company’s 2011 annual meeting of shareholders.

In no event shall the Company’s Repurchase Option lapse as to any Shares after Participant’s Termination of Directorship (except due to Participant’s death or Disability). In the event that Participant’s Termination of Directorship is due to Participant’s death or Disability, the Company’s Repurchase Option shall lapse as to 100% of the Shares on the date of such Termination of Directorship.

This Grant Notice and the Restricted Stock Agreement are subject in their entirety to the provisions of the Plan and the Shareholders Agreement, the terms and conditions of which are hereby incorporated into and made a part of this Grant Notice and the Restricted Stock Agreement.

By his signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement, the Shareholders Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan, the Shareholders Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement, the Shareholders Agreement and the Plan. Participant hereby agrees to accept as final, binding and conclusive all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement or relating to this Restricted Stock award. If Participant is married, his spouse has signed the Consent of Spouse attached hereto as Exhibit C.

[1]	The first anniversary of the date of Participant’s appointment or election to the Board.

VIZIO, INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

Attachments:

Restricted Stock Agreement (Exhibit A)

Joinder to the Shareholders Agreement (Exhibit B)

Consent of Spouse (Exhibit C)

Assignment Separate from Certificate (Exhibit D)

Joint Escrow Instructions (Exhibit E)

Form of Internal Revenue Code Section 83(b) Election and Instructions (Exhibit F)

- Election under Internal Revenue Code Section 83(b) (Attachment 1 to Exhibit F)

- Sample Cover Letter to Internal Revenue Service (Attachment 2 to Exhibit F)

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EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Agreement (this “Agreement”) is attached, VIZIO, Inc., a California corporation (the “Company”), has granted to Participant the right to acquire the number of shares of common stock of the Company (“Common Stock”) set forth in the Grant Notice (the “Shares”) under the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”).

ARTICLE I

GENERAL

1.1 Defined Terms. Whenever capitalized terms are used in this Agreement they shall have the meaning specified herein unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein or this Agreement, the Plan.

1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan. The Shares are also subject to the terms and conditions of that certain Shareholders Agreement, entered into as of September 15, 2008, by and among the Company and the other shareholders of the Company, as amended from time to time (the “Shareholders Agreement”). The Plan and the Shareholders Agreement are incorporated herein by reference.

ARTICLE II

GRANT OF RESTRICTED STOCK

2.1 Grant of Restricted Stock. In consideration of Participant’s past and/or continued service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the right to acquire the Shares, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Purchase Price. The purchase price per Share (the “Purchase Price”) shall be as set forth in the Grant Notice, without commission or other charge. The payment of the aggregate Purchase Price shall be paid by cash or check.

2.3 Section 83(b) Election. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this Restricted Stock award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Participant understands that Participant will recognize ordinary income for federal income tax purposes under Section 83 of the Code as the restrictions applicable to the Unreleased Shares (as defined in Section 3.3) lapse. In this context, “restriction” includes the Repurchase Option (as defined in Section 3.1). Participant understands that Participant may elect to be taxed for federal income tax purposes at the time the Shares are issued rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than 30 days following the date of purchase.

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Instructions and a sample form of election under Section 83(b) of the Code are attached as Exhibit F to the Grant Notice. Participant acknowledges that it is Participant’s responsibility to consult with his personal tax advisor as to whether or not to make such an election.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY AN ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF. PARTICIPANT FURTHER ACKNOWLEDGES THAT PARTICIPANT AND HIS PERSONAL TAX ADVISOR, AND NOT THE COMPANY, ARE RESPONSIBLE FOR ASSURING THAT ANY SUCH ELECTION COMPLIES WITH THE REQUIREMENTS OF SECTION 83(B) OF THE CODE.

2.4 Issuance of Shares. The issuance of the shares under this Agreement shall occur at the principal office of the Company, upon payment of the aggregate Purchase Price by Participant, simultaneously with the execution of this Agreement by the parties (the “Issuance Date”). Subject to the provisions of Section 2.5 and Article IV, the Company shall issue the Shares (which shall be issued in Participant’s name) on the Issuance Date.

2.5 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

(b) The completion of any registration or other qualification of such shares under any federal, state or foreign law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) Participant’s execution and delivery of the Joinder to the Shareholders Agreement with respect to the Shares;

(e) The receipt by the Company of full payment for such shares, including payment of all applicable amounts which, under federal, state or local tax law, the Company (or other service recipient) is required to withhold upon issuance of such Shares; and

(f) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience.

2.6 Rights as Stockholder. Except as otherwise provided herein and subject to the Shareholders Agreement, upon delivery of the Shares to the escrow holder pursuant to Article IV, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First

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Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

2.7 Consideration to the Company; No Service Rights. In consideration of the issuance of the Shares by the Company, Participant agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and Participant.

2.8 Investment Intent. Participant is acquiring the Shares for his own account, for investment purposes only and not with a present view toward the distribution thereof or with any present intention of distributing or reselling any such Shares in violation of the Securities Act or any state securities laws. Participant acknowledges that, irrespective of any other provision of this Agreement or the Shareholders Agreement, Participant shall not sell, exchange, transfer, alienate, convey, negotiate, pledge, hypothecate, encumber or assign or in any other way dispose of all or any of the Shares except in compliance with all applicable federal, state and foreign securities laws, including, without limitation, the Securities Act. Participant further acknowledges that Participant understands that the Shares are not registered under the Securities Act and must be held by Participant until the Shares are registered under the Securities Act or an exemption from such registration is available. Participant acknowledges that, subject to the Shareholders Agreement, the Company shall have no obligation to take any action that may be necessary to make available any exemption from registration under the Securities Act. Participant also acknowledges that Participant is prepared to hold the Shares for an indefinite period of time and that Participant understands that Rule 144 issued under the Securities Act (which exempts certain resale’s of unrestricted securities) is not presently available to exempt the resale of the Shares from the registration requirements of the Securities Act.

2.9 Assets or Securities Issued With Respect to Shares. Any and all cash dividends (other than regular cash dividends) paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1 and the Joint Escrow Instructions) and any and all shares of Common Stock, capital stock or other securities or other property received by or distributed to Participant with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Shares, including, without limitation, a Change in Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Repurchase Option (as defined in Section 3.1) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement). Any such assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of any Unreleased Shares (as defined in Section 3.3) shall immediately be delivered to the Company to be held in escrow pursuant to Section 4.1.

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2.10 Shareholders Agreement. The Shares to be issued hereunder shall be subject to the Shareholders Agreement. As a condition to the issuance of the Shares hereunder, Participant shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Joinder to the Shareholders Agreement attached as Exhibit B to the Grant Notice.

ARTICLE III

RESTRICTIONS ON SHARES

3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Participant has a Termination of Directorship before all of the Shares are released from the Company’s Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of 90 days after the Participant’s Termination of Directorship to repurchase all or any portion of the Unreleased Shares (as defined in Section 3.3) at such time (the “Repurchase Option”) at the lesser of (i) the original cash Purchase Price or (ii) the then current Fair Market Value on the date of repurchase (the “Repurchase Price”). The Repurchase Option shall lapse and terminate 90 days after Participant has a Termination of Directorship. The Repurchase Option shall be exercisable by the Company by written notice to Participant or Participant’s executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company’s option, by delivery to Participant or Participant’s executor of such notice and a payment in cash or check in an amount equal to the Repurchase Price times the number of Shares to be repurchased (the “Aggregate Repurchase Price”). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any cash, cash equivalents, assets or securities received by or distributed to Participant with respect to, in exchange for or in substitution of such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company’s Repurchase Option in accordance with the Vesting Schedule set forth in the Grant Notice. Any of the Shares released from the Company’s Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. Following the release of the Company’s Repurchase Option, the Shares shall remain subject to the Shareholders Agreement.

3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”

3.4 Restrictions on Transfer. No Unreleased Shares, or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Participant or his successors in interest or shall be subject to sale or other disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such sale or other disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted sale or other disposition thereof shall be null and void and of no effect.

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3.5 Right of First Refusal.

(a) Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”). In the event that the Company’s Bylaws contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section and the Right of First Refusal set forth in this Section shall not in any way restrict the operation of the Company’s Bylaws.

(b) In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(c) Within 30 days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price.

(d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 10 days after delivery of the Company Notice or in the manner and at the time mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Holder and the Company cannot agree on such cash value within 10 days after the Company’s receipt of the Notice, the valuation shall be made by the Board. The payment of the purchase price shall then be made no later than (i) 10 days following delivery of the Company Notice or (ii) 10 days after such valuation shall have been made.

(e) If all or a portion of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within sixty days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement (including, without limitation, the Right of First Refusal), if applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(f) The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

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(g) Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable federal, state or foreign securities laws. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by providing “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

3.6 Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than 180 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering.

ARTICLE IV

ESCROW OF SHARES

4.1 Escrow of Shares. To insure the availability for delivery of Participant’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Participant hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate duly endorsed in blank, attached as Exhibit D to the Grant Notice. The Unreleased Shares and Assignment Separate from Certificate shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company’s Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Repurchase Option, the escrow agent shall deliver to Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company’s Repurchase Option.

4.2 Transfer of Repurchased Shares. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Participant to the Company.

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4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

ARTICLE V

OTHER PROVISIONS

5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 9.1 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities or other property or cash which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

5.2 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final, binding and conclusive upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

5.3 Restrictive Legends and Stop-Transfer Orders.

(a) Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by federal, state or foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO SALE OR TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE PERMITTED UNLESS (X) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, (Y) THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (Z) THE ISSUER RECEIVES AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE ISSUER) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.

7

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER (INCLUDING A RIGHT OF FIRST REFUSAL) AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK AWARD GRANT NOTICE AND RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address of the Company’s then current corporate headquarters, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.7 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities and foreign securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares may be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8

5.8 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

5.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his heirs, executors, administrators, successors and assigns.

5.10 Entire Agreement. The Plan, the Grant Notice (including all Exhibits thereto, including this Agreement) and the Shareholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

9

EXHIBIT B

JOINDER TO SHAREHOLDERS AGREEMENT

THIS JOINDER TO SHAREHOLDERS AGREEMENT (this “Joinder”), dated as of ________, 2010, is by [_______], (“Shareholder”), for the benefit of VIZIO, Inc. (formerly known as V, Inc.), a California corporation (the “Corporation”), and all other parties to that certain Shareholders Agreement, dated as of September 15, 2008, as amended (the “Shareholders Agreement”). Any term not otherwise defined herein shall have the meaning given such term in the Shareholders Agreement.

WHEREAS, the Corporation has granted Shareholder options, restricted stock, restricted stock units or other awards under the Corporation’s 2007 Incentive Award Plan, as amended, and as a condition to issuance of Shares pursuant to such awards, Shareholder has agreed to enter into this Joinder; and

WHEREAS, Shareholder desires to become a party to the Shareholders Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Shareholder hereby: (a) acknowledges that it has received and reviewed the Shareholders Agreement, as amended, a copy of which is attached hereto as Exhibit A; (b) joins the Shareholders Agreement as a party thereto; (c) assumes all the obligations, and acquires all of the rights, of a “Shareholder” thereunder; and (d) agrees to comply with the Shareholders Agreement and to be bound thereby as if it had been an original party thereto.

For purposes of notice under Section 12(a) of the Shareholders Agreement, the notice address for Shareholder is as follows:

______________________

______________________

______________________

Attention: _____________

Facsimile No.: (__)____-__

This Joinder is governed by and construed under the laws of the State of California and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Joinder to Shareholders Agreement is executed and delivered as of the date first set forth above.

SHAREHOLDER

By:

Print Name:

Acknowledged and agreed as of the date first

above written:

VIZIO, Inc.,

a California corporation

By:
William Wang
Chairman and Chief Executive Officer

[Signature page to Joinder to Shareholders Agreement]

EXHIBIT A

SHAREHOLDERS AGREEMENT, AS AMENDED

!

EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                                              , spouse of                                              , have read and approve the foregoing Restricted Stock Award Grant Notice and Restricted Stock Agreement (the “Agreement”). In consideration of issuing to my spouse the shares of the common stock of VIZIO, Inc., a California corporation (the “Company”), set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the VIZIO, Inc. 2007 Incentive Award Plan, as amended from time to time, the Shareholders Agreement and the Agreement insofar as I may have any rights under the Plan or the Agreement or any shares of the common stock of the Company issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                             , 20

Signature of Spouse

EXHIBIT D

TO RESTRICTED STOCK AWARD GRANT NOTICE

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, _____________________, hereby sells, assigns and transfers unto VIZIO, Inc., a California corporation, _____________________ shares of the common stock of VIZIO, Inc. standing in his name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement between VIZIO, Inc. and the undersigned dated                             , 20            .

Dated:                             , 20

[Name of Participant]

INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Option,” as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of Participant.

EXHIBIT E

TO RESTRICTED STOCK AWARD GRANT NOTICE

JOINT ESCROW INSTRUCTIONS

                        , 20

Secretary

VIZIO, Inc.

[Address]

[City, ST ZIP]

Ladies and Gentlemen:

As escrow agent (the “Escrow Agent”) for both VIZIO, Inc., a California corporation (the “Company”), and the undersigned recipient of shares of common stock of the Company (the “Participant”), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement (“Agreement”) between the Company and the undersigned (the “Escrow”), including the stock certificate and the Assignment Separate from Certificate, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option as defined in the Agreement), the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the Assignment Separate from Certificate necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as set forth in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3 and the Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Participant, but no more than once per calendar month, unless the Company’s Repurchase Option has been exercised, you will deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within 120 days after the termination of the Company’s Repurchase Option in accordance with the terms of the Agreement, you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

1

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable federal, state, local or foreign statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or appropriate to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys’ fees with respect thereto.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

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15. Any notice to be given under the terms of these Joint Escrow Instructions to the Company shall be addressed to the Company in care of the Secretary of the Company at the address of the Company’s then current corporate headquarters, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the signature page to this Agreement. By a notice given pursuant to this paragraph 15, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of these Joint Escrow Instructions be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

VIZIO, INC.

By:
Name:
Title:

Address:	[Address] [City, ST ZIP]

PARTICIPANT:

[Name of Participant]

Address:

ESCROW AGENT:

By:
Secretary, VIZIO, Inc.

Address:	[Address] [City, ST ZIP]

3

EXHIBIT F

TO RESTRICTED STOCK AWARD GRANT NOTICE

FORM OF INTERNAL REVENUE CODE SECTION 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of VIZIO, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

1.	Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

2.	Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3.

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4.	One (1) copy must be sent to VIZIO, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5.	Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1 TO EXHIBIT F

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of common stock of VIZIO, Inc., a California corporation (the “Company”).

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:

2. Description of the property with respect to which the election is being made:

                     shares of common stock of the Company.

3. The date on which the property was transferred was                        .

4. The taxable year to which this election relates is calendar year                    .

5. Nature of restrictions to which the property is subject:

The Shares may not be transferred and are subject to a repurchase right pursuant to which the Company has the right to acquire the Shares at the lesser of the purchase price paid per share or the fair market value per share, if taxpayer’s service with the issuer terminates for any reason. The Company’s repurchase right will lapse after a one-year period ending on                     , 20        .

6. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $                 per Share.

7. The amount paid by the taxpayer for Shares was $                     per Share.

8. A copy of this statement has been furnished to the Company.

Dated: , 200	Taxpayer Signature

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: , 200	Spouse’s Signature

ATTACHMENT 2 TO EXHIBIT F

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

[Date]

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986
Taxpayer:
Taxpayer’s Social Security Number:
Taxpayer’s Spouse:
Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:	VIZIO, Inc.

[Non-Employee Director Agreement—Restricted Stock Retainer; Quarterly Vesting]

VIZIO, INC.

2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND

RESTRICTED STOCK AGREEMENT

VIZIO, Inc., a California corporation (the “Company”), pursuant to the VIZIO, Inc. 2007 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (“Participant”), the right to purchase the number of shares of the Company’s common stock set forth below (the “Shares”) at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”), the Plan, and the Shareholders Agreement (as defined in the Restricted Stock Agreement), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice.

Participant:	[Name of Participant]
Grant Date:	, 2010

Purchase Price per Share:	None

Total Number of Shares of Restricted Stock:	Shares

Vesting Schedule:

Subject to the terms and conditions of the Plan, this Grant Notice and the Restricted Stock Agreement, the Company’s Repurchase Option shall lapse as to:

(i) 25% of the Shares on June 30, 2010,

(ii)  25% of the Shares on September 30, 2010,

(iii)  25% of the Shares on December 31, 2011, and

(iv) 25% of the Shares upon the earlier of: (A) March 31, 2011, or (B) in the event that Participant’s initial term as a member of the Board expires on the date of the Company’s 2011 annual meeting of shareholders, immediately prior to the date of such annual meeting.

In no event shall the Company’s Repurchase Option lapse as to any Shares after Participant’s Termination of Directorship (except due to Participant’s death or Disability). In the event that Participant’s Termination of Directorship is due to Participant’s death or Disability, the Company’s Repurchase Option shall lapse as to 100% of the Shares on the date of such Termination of Directorship.

This Grant Notice and the Restricted Stock Agreement are subject in their entirety to the provisions of the Plan and the Shareholders Agreement, the terms and conditions of which are hereby incorporated into and made a part of this Grant Notice and the Restricted Stock Agreement.

By his signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement, the Shareholders Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan, the Shareholders Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement, the Shareholders Agreement and the Plan. Participant hereby agrees to accept as final, binding and conclusive all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice, the Shareholders Agreement or the Restricted Stock Agreement or relating to this Restricted Stock award. If Participant is married, his spouse has signed the Consent of Spouse attached hereto as Exhibit C.

VIZIO, INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

Attachments:      Restricted Stock Agreement (Exhibit A)

Joinder to the Shareholders Agreement (Exhibit B)

Consent of Spouse (Exhibit C)

Assignment Separate from Certificate (Exhibit D)

Joint Escrow Instructions (Exhibit E)

Form of Internal Revenue Code Section 83(b) Election and Instructions (Exhibit F)

- Election under Internal Revenue Code Section 83(b) (Attachment 1 to Exhibit F)

- Sample Cover Letter to Internal Revenue Service (Attachment 2 to Exhibit F)

2

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Agreement (this “Agreement”) is attached, VIZIO, Inc., a California corporation (the “Company”), has granted to Participant the right to acquire the number of shares of common stock of the Company (“Common Stock”) set forth in the Grant Notice (the “Shares”) under the VIZIO, Inc. 2007 Incentive Award Plan (the “Plan”).

ARTICLE I

GENERAL

1.1 Defined Terms. Whenever capitalized terms are used in this Agreement they shall have the meaning specified herein unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Grant Notice or, if not defined therein or this Agreement, the Plan.

1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan. The Shares are also subject to the terms and conditions of that certain Shareholders Agreement, entered into as of September 15, 2008, by and among the Company and the other shareholders of the Company, as amended from time to time (the “Shareholders Agreement”). The Plan and the Shareholders Agreement are incorporated herein by reference.

ARTICLE II

GRANT OF RESTRICTED STOCK

2.1 Grant of Restricted Stock. In consideration of Participant’s past and/or continued service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the right to acquire the Shares, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Purchase Price. The purchase price per Share (the “Purchase Price”) shall be as set forth in the Grant Notice, without commission or other charge. The payment of the aggregate Purchase Price shall be paid by cash or check.

2.3 Section 83(b) Election. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this Restricted Stock award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Participant understands that Participant will recognize ordinary income for federal income tax purposes under Section 83 of the Code as the restrictions applicable to the Unreleased Shares (as defined in Section 3.3) lapse. In this context, “restriction” includes the Repurchase Option (as defined in Section 3.1). Participant understands that Participant may elect to be taxed for federal income tax purposes at the time the Shares are issued rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than 30 days following the date of purchase.

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Instructions and a sample form of election under Section 83(b) of the Code are attached as Exhibit F to the Grant Notice. Participant acknowledges that it is Participant’s responsibility to consult with his personal tax advisor as to whether or not to make such an election.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY AN ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF. PARTICIPANT FURTHER ACKNOWLEDGES THAT PARTICIPANT AND HIS PERSONAL TAX ADVISOR, AND NOT THE COMPANY, ARE RESPONSIBLE FOR ASSURING THAT ANY SUCH ELECTION COMPLIES WITH THE REQUIREMENTS OF SECTION 83(B) OF THE CODE.

2.4 Issuance of Shares. The issuance of the shares under this Agreement shall occur at the principal office of the Company, upon payment of the aggregate Purchase Price by Participant, simultaneously with the execution of this Agreement by the parties (the “Issuance Date”). Subject to the provisions of Section 2.5 and Article IV, the Company shall issue the Shares (which shall be issued in Participant’s name) on the Issuance Date.

2.5 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

(b) The completion of any registration or other qualification of such shares under any federal, state or foreign law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal, state or foreign governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) Participant’s execution and delivery of the Joinder to the Shareholders Agreement with respect to the Shares;

(e) The receipt by the Company of full payment for such shares, including payment of all applicable amounts which, under federal, state or local tax law, the Company (or other service recipient) is required to withhold upon issuance of such Shares; and

(f) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience.

2.6 Rights as Stockholder. Except as otherwise provided herein and subject to the Shareholders Agreement, upon delivery of the Shares to the escrow holder pursuant to Article IV, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First

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Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

2.7 Consideration to the Company; No Service Rights. In consideration of the issuance of the Shares by the Company, Participant agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and Participant.

2.8 Investment Intent. Participant is acquiring the Shares for his own account, for investment purposes only and not with a present view toward the distribution thereof or with any present intention of distributing or reselling any such Shares in violation of the Securities Act or any state securities laws. Participant acknowledges that, irrespective of any other provision of this Agreement or the Shareholders Agreement, Participant shall not sell, exchange, transfer, alienate, convey, negotiate, pledge, hypothecate, encumber or assign or in any other way dispose of all or any of the Shares except in compliance with all applicable federal, state and foreign securities laws, including, without limitation, the Securities Act. Participant further acknowledges that Participant understands that the Shares are not registered under the Securities Act and must be held by Participant until the Shares are registered under the Securities Act or an exemption from such registration is available. Participant acknowledges that, subject to the Shareholders Agreement, the Company shall have no obligation to take any action that may be necessary to make available any exemption from registration under the Securities Act. Participant also acknowledges that Participant is prepared to hold the Shares for an indefinite period of time and that Participant understands that Rule 144 issued under the Securities Act (which exempts certain resales of unrestricted securities) is not presently available to exempt the resale of the Shares from the registration requirements of the Securities Act.

2.9 Assets or Securities Issued With Respect to Shares. Any and all cash dividends (other than regular cash dividends) paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1 and the Joint Escrow Instructions) and any and all shares of Common Stock, capital stock or other securities or other property received by or distributed to Participant with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Shares, including, without limitation, a Change in Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Repurchase Option (as defined in Section 3.1) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company’s Repurchase Option pursuant to this Agreement). Any such assets or other securities received by or distributed to Participant with respect to, in exchange for or in substitution of any Unreleased Shares (as defined in Section 3.3) shall immediately be delivered to the Company to be held in escrow pursuant to Section 4.1.

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2.10 Shareholders Agreement. The Shares to be issued hereunder shall be subject to the Shareholders Agreement. As a condition to the issuance of the Shares hereunder, Participant shall execute, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the Joinder to the Shareholders Agreement attached as Exhibit B to the Grant Notice.

ARTICLE III

RESTRICTIONS ON SHARES

3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Participant has a Termination of Directorship before all of the Shares are released from the Company’s Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of 90 days after the Participant’s Termination of Directorship to repurchase all or any portion of the Unreleased Shares (as defined in Section 3.3) at such time (the “Repurchase Option”) at the lesser of (i) the original cash Purchase Price or (ii) the then current Fair Market Value on the date of repurchase (the “Repurchase Price”). The Repurchase Option shall lapse and terminate 90 days after Participant has a Termination of Directorship. The Repurchase Option shall be exercisable by the Company by written notice to Participant or Participant’s executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company’s option, by delivery to Participant or Participant’s executor of such notice and a payment in cash or check in an amount equal to the Repurchase Price times the number of Shares to be repurchased (the “Aggregate Repurchase Price”). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any cash, cash equivalents, assets or securities received by or distributed to Participant with respect to, in exchange for or in substitution of such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company’s Repurchase Option in accordance with the Vesting Schedule set forth in the Grant Notice. Any of the Shares released from the Company’s Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. Following the release of the Company’s Repurchase Option, the Shares shall remain subject to the Shareholders Agreement.

3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”

3.4 Restrictions on Transfer. No Unreleased Shares, or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Participant or his successors in interest or shall be subject to sale or other disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such sale or other disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted sale or other disposition thereof shall be null and void and of no effect.

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3.5 Right of First Refusal.

(a) Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”). In the event that the Company’s Bylaws contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section and the Right of First Refusal set forth in this Section shall not in any way restrict the operation of the Company’s Bylaws.

(b) In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).

(c) Within 30 days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price.

(d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 10 days after delivery of the Company Notice or in the manner and at the time mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Holder and the Company cannot agree on such cash value within 10 days after the Company’s receipt of the Notice, the valuation shall be made by the Board. The payment of the purchase price shall then be made no later than (i) 10 days following delivery of the Company Notice or (ii) 10 days after such valuation shall have been made.

(e) If all or a portion of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within sixty days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement (including, without limitation, the Right of First Refusal), if applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(f) The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

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(g) Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable federal, state or foreign securities laws. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by providing “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

3.6 Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than 180 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering.

ARTICLE IV

ESCROW OF SHARES

4.1 Escrow of Shares. To insure the availability for delivery of Participant’s Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Participant hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate duly endorsed in blank, attached as Exhibit D to the Grant Notice. The Unreleased Shares and Assignment Separate from Certificate shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company’s Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Repurchase Option, the escrow agent shall deliver to Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company’s Repurchase Option.

4.2 Transfer of Repurchased Shares. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Participant to the Company.

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4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

ARTICLE V

OTHER PROVISIONS

5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 9.1 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities or other property or cash which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

5.2 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final, binding and conclusive upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

5.3 Restrictive Legends and Stop-Transfer Orders.

(a) Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by federal, state or foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO SALE OR TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE PERMITTED UNLESS (X) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, (Y) THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (Z) THE ISSUER RECEIVES AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE ISSUER) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER (INCLUDING A RIGHT OF FIRST REFUSAL) AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK AWARD GRANT NOTICE AND RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address of the Company’s then current corporate headquarters, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.7 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities and foreign securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares may be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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5.8 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

5.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his heirs, executors, administrators, successors and assigns.

5.10 Entire Agreement. The Plan, the Grant Notice (including all Exhibits thereto, including this Agreement) and the Shareholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

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EXHIBIT B

JOINDER TO THE SHAREHOLDERS AGREEMENT

THIS JOINDER TO SHAREHOLDERS AGREEMENT (this “Joinder”), dated as of                     , 2010, is by [                    ], (“Shareholder”), for the benefit of VIZIO, Inc. (formerly known as V, Inc.), a California corporation (the “Corporation”), and all other parties to that certain Shareholders Agreement, dated as of September 15, 2008, as amended (the “Shareholders Agreement”). Any term not otherwise defined herein shall have the meaning given such term in the Shareholders Agreement.

WHEREAS, the Corporation has granted Shareholder options, restricted stock, restricted stock units or other awards under the Corporation’s 2007 Incentive Award Plan, as amended, and as a condition to issuance of Shares pursuant to such awards, Shareholder has agreed to enter into this Joinder; and

WHEREAS, Shareholder desires to become a party to the Shareholders Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Shareholder hereby: (a) acknowledges that it has received and reviewed the Shareholders Agreement, as amended, a copy of which is attached hereto as Exhibit A; (b) joins the Shareholders Agreement as a party thereto; (c) assumes all the obligations, and acquires all of the rights, of a “Shareholder” thereunder; and (d) agrees to comply with the Shareholders Agreement and to be bound thereby as if it had been an original party thereto.

For purposes of notice under Section 12(a) of the Shareholders Agreement, the notice address for Shareholder is as follows:

Attention:

Facsimile No.: (        )         -

This Joinder is governed by and construed under the laws of the State of California and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Joinder to Shareholders Agreement is executed and delivered as of the date first set forth above.

SHAREHOLDER

By:

Print Name:

Acknowledged and agreed as of the date first

above written:

VIZIO, Inc., a California corporation

By:
William Wang
Chairman and Chief Executive Officer

[Signature page to Joinder to Shareholders Agreement]

EXHIBIT A

SHAREHOLDERS AGREEMENT, AS AMENDED

EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                                         , spouse of                                         , have read and approve the foregoing Restricted Stock Award Grant Notice and Restricted Stock Agreement (the “Agreement”). In consideration of issuing to my spouse the shares of the common stock of VIZIO, Inc., a California corporation (the “Company”), set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the VIZIO, Inc. 2007 Incentive Award Plan, as amended from time to time, the Shareholders Agreement and the Agreement insofar as I may have any rights under the Plan or the Agreement or any shares of the common stock of the Company issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: , 20__
Signature of Spouse

EXHIBIT D

TO RESTRICTED STOCK AWARD GRANT NOTICE

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, _____________________, hereby sells, assigns and transfers unto VIZIO, Inc., a California corporation, _____________________ shares of the common stock of VIZIO, Inc. standing in his name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement between VIZIO, Inc. and the undersigned dated _________________, 20____.

Dated: _______________, 20__

[Name of Participant]

INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Option,” as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of Participant.

EXHIBIT E

TO RESTRICTED STOCK AWARD GRANT NOTICE

JOINT ESCROW INSTRUCTIONS

                                         , 20

Secretary

VIZIO, Inc.

[Address]

[City, ST ZIP]

Ladies and Gentlemen:

As escrow agent (the “Escrow Agent”) for both VIZIO, Inc., a California corporation (the “Company”), and the undersigned recipient of shares of common stock of the Company (the “Participant”), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement (“Agreement”) between the Company and the undersigned (the “Escrow”), including the stock certificate and the Assignment Separate from Certificate, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option as defined in the Agreement), the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the Assignment Separate from Certificate necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as set forth in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3 and the Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Participant, but no more than once per calendar month, unless the Company’s Repurchase Option has been exercised, you will deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within 120 days after the termination of the Company’s Repurchase Option in accordance with the terms of the Agreement, you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable federal, state, local or foreign statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or appropriate to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys’ fees with respect thereto.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

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15. Any notice to be given under the terms of these Joint Escrow Instructions to the Company shall be addressed to the Company in care of the Secretary of the Company at the address of the Company’s then current corporate headquarters, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the signature page to this Agreement. By a notice given pursuant to this paragraph 15, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of these Joint Escrow Instructions be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

VIZIO, INC.

By:
Name:
Title:
Address:	[Address]
[City, ST ZIP]

PARTICIPANT:

[Name of Participant]

Address:

ESCROW AGENT:

By:

Secretary, VIZIO, Inc.

Address:	[Address]
[City, ST ZIP]

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EXHIBIT F

TO RESTRICTED STOCK AWARD GRANT NOTICE

FORM OF INTERNAL REVENUE CODE SECTION 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of VIZIO, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

1.	Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

2.	Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3.

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4.	One (1) copy must be sent to VIZIO, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5.	Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1 TO EXHIBIT F

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of common stock of VIZIO, Inc., a California corporation (the “Company”).

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:

2. Description of the property with respect to which the election is being made:

                     shares of common stock of the Company.

3. The date on which the property was transferred was                             .

4. The taxable year to which this election relates is calendar year             .

5. Nature of restrictions to which the property is subject:

The Shares may not be transferred and are subject to a repurchase right pursuant to which the Company has the right to acquire the Shares at the lesser of the purchase price paid per share or the fair market value per share, if taxpayer’s service with the issuer terminates for any reason. The Company’s repurchase right will lapse in a series of installments over a twelve (12)-month period ending on                             , 20      .

6. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $                 per Share.

7. The amount paid by the taxpayer for Shares was $                 per Share.

8. A copy of this statement has been furnished to the Company.

Dated: ______________, 200__	Taxpayer Signature

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated: ______________, 200__	Spouse’s Signature

ATTACHMENT 2 TO EXHIBIT F

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

[Date]

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer:

Taxpayer’s Social Security Number:

Taxpayer’s Spouse:

Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:         VIZIO, Inc.

JOINDER TO SHAREHOLDERS AGREEMENT

THIS JOINDER TO SHAREHOLDERS AGREEMENT (this “Joinder”), dated as of                                              , 20             , is by                                                                                               , (“Shareholder”), for the benefit of VIZIO, Inc. (formerly known as V, Inc.), a California corporation (the “Corporation”), and all other parties to that certain Shareholders Agreement, dated as of September 15, 2008, as amended from time to time (the “Shareholders Agreement”). Any term not otherwise defined herein shall have the meaning given such term in the Shareholders Agreement.

WHEREAS, the Corporation has granted Shareholder options, restricted stock, restricted stock units or other awards under the Corporation’s 2007 Incentive Award Plan, as amended, and as a condition to issuance of Shares pursuant to such awards, Shareholder has agreed to enter into this Joinder; and

WHEREAS, Shareholder desires to become a party to the Shareholders Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Shareholder hereby: (a) acknowledges that it has received and reviewed the Shareholders Agreement, as amended, a copy of which is attached hereto as Exhibit A; (b) joins the Shareholders Agreement as a party thereto; (c) assumes all the obligations, and acquires all of the rights, of a “Shareholder” thereunder; and (d) agrees to comply with the Shareholders Agreement and to be bound thereby as if it had been an original party thereto.

For purposes of notice under Section 12(a) of the Shareholders Agreement, the notice address for Shareholder is as follows:

            Attention:

            Facsimile No.: (         )          -

This Joinder is governed by and construed under the laws of the State of California and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Joinder to Shareholders Agreement is executed and delivered as of the date first set forth above.

SHAREHOLDER

By:

Print Name:

Acknowledged and agreed as of the date first
above written:

VIZIO, Inc.,
a California corporation

By:

Name:

Title:

[Signature page to Joinder to Shareholders Agreement]

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EXHIBIT A

SHAREHOLDERS AGREEMENT, AS AMENDED